UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 14, 2002
                                                        -----------------




                             Registrant, State of         I.R.S. Employer
           Commission           Incorporation,            Identification
          File Number    Address and Telephone Number         Number
          ------------  --------------------------------  ----------------

            1-7297      Nicor Inc.                          36-2855175
                        (An Illinois Corporation)
                        1844 Ferry Road
                        Naperville, Illinois 60563-9600
                        (630) 305-9500







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                                                             Page 1

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number          Description
-------    -----------------------------------------------------------------
  99.1 Sworn Statement of Principal Executive Officer, dated August 13, 2002, pursuant to the SEC Order dated June 27, 2002 (SEC File No. 4-460).

  99.2 Sworn Statement of Principal Financial Officer, dated August 13, 2002, pursuant to the SEC Order dated June 27, 2002 (SEC File No. 4-460).


Item 9. Regulation FD Disclosures.

On August 14, 2002, Thomas L. Fisher, Principal Executive Officer of Nicor Inc., and Kathleen L. Halloran, Principal Financial Officer of Nicor Inc., submitted to the Securities and Exchange Commission (SEC) sworn statements as required by the SEC's Order (File No. 4-460, June 27, 2002) that requires the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.




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                                                             Page 2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Nicor Inc.


Date    August 13, 2002         By  /s/ KATHLEEN L. HALLORAN
      ------------------            -------------------------
                                    Kathleen L. Halloran
                                    Executive Vice President
                                    Finance and Administration







                                                             Page 3

Exhibit Index

  Exhibit
  Number              Description of Document
  ---------    ---------------------------------
    99.1       Sworn Statement of Principal Executive Officer, dated
               August 13, 2002, pursuant to the SEC Order dated June 27, 2002
               (SEC File No. 4-460).

    99.2       Sworn Statement of Principal Financial Officer, dated
               August 13, 2002, pursuant to the SEC Order dated June 27, 2002 (SEC File No. 4-460).